CENTURY CAPITAL MANAGEMENT TRUST

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Alexander L. Thorndike, certify that, to my knowledge:

1.
The periodic report on Form N-CSR (the “Report”) of Century Capital Management Trust (the “Registrant”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  July 3, 2012                                                                           /s/ Alexander L. Thorndike
Alexander L. Thorndike
Principal Executive Officer

CENTURY CAPITAL MANAGEMENT TRUST

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Julie Smith, certify that, to my knowledge:

1.
The periodic report on Form N-CSR (the “Report”) of Century Capital Management Trust (the “Registrant”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  July 3, 2012                                                                           /s/ Julie Smith
Julie Smith
Principal Financial Officer